Topline LIBERTY Data & VYD2311 Next Steps September 29, 2026 ©2026 Invivyd, Inc. Invivyd is a registered trademark of Invivyd, Inc. All trademarks in this presentation are the property of their respective owners. Exhibit 99.2

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agenda Executive Summary LIBERTY Topline Data Regulatory & Next Steps Q&A

Invivyd Vision Antibody supplementation as a new step forward in the human fight against infectious disease 4

VYD2311 met all primary and secondary endpoints in the Phase 3 LIBERTY study, with a clinically and statistically superior safety and tolerability profile relative to an mRNA COVID-19 vaccine VYD2311 observed profile in LIBERTY indicates high measured neutralizing antiviral activity supporting the target profile for VYD2311 under study in the DECLARATION pivotal clinical study Planned Biologics License Application (BLA) submission to the U.S. FDA via Accelerated Approval pathway on the basis of DECLARATION sVNA titers, PK, and safety data and LIBERTY data DECLARATION sVNA titers, PK, and safety data expected in October 2026; COVID-19 events to remain blinded and DECLARATION planned to serve as the ongoing, confirmatory trial Executive summary VYD2311 combined with an mRNA-based COVID-19 vaccine demonstrated no evidence of interference with vaccine-induced neutralizing titers and added substantially to vaccine-induced neutralizing titers  sVNA: serum virus neutralizing antibody; PK: Pharmacokinetics.

agenda Executive Summary LIBERTY Topline Data Regulatory & Next Steps Q&A

Liberty

A Phase 3, Randomized, Double-Blind Clinical Trial to Evaluate Head-to-Head Safety & Tolerability and Co-Administration Interaction of VYD2311 with mRNA-based COVID Vaccines in Adults



Day 0
Day 6
Day 56
Diary
Follow-Up Period
Screening
(up to Day -14)
R
1:1:1
N=210
VYD2311
(250 mg single dose)
+ IM Placebo
mRNA Vaccine
(single dose)
+ IM Placebo
Combination 250 mg
VYD2311 and mRNA
Vaccine
Ongoing collection of TEAEs,
blood draws, physical exams, & vital signs;
weekly SARS-CoV-2 RAT

Key Inclusion Criteria:
- 18 to 49 years
- BMI 18 to 32
- No prior use of VYD2311 or pemivibart
- ≥6 months since last COVID-19 vaccine; ≥28 days since non-COVID-19 vaccine
- Negative RAT test on day 1

Co-Primary Endpoints:
- The proportion of subjects experiencing a treatment-emergent adverse event, injection site reaction, or hypersensitivity reaction over the first 6 days post-administration
- The proportion of subjects experiencing a systemic adverse event solicited via an e-diary over the first 6 days post-administration

RAT: Rapid Antigen Test; BMI: body mass index.
Note: mRNA vaccine COMIRNATY® (COVID-19 vaccine, mRNA) was utilized in the LIBERTY study. All subjects were dosed using intramuscular needles consistent with COVID-19 vaccination, and, for blinding purposes, placebo injections were volume-matched to either VYD2311 (2mL) or COVID-19 vaccine (0.5mL).

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Baseline characteristics were well-balanced across LIBERTY study arms VYD2311 Only (N=69) Vaccine Only (N=70) Combination (N=71) Sex (% Female) 41% 50% 39% Age (Years) - Mean 34.9 33.8 35.4 Race (%) White (%) 46% 44% 42% Black (%) 42% 44% 49% Other & Unknown (%) 12% 12% 9% Weight (kg) - Mean 77.2 77.1 78.6 BMI (kg/m2) - Mean 26.1 26.2 26.4 BMI: body mass index.

VYD2311 monotherapy met both co-primary endpoints when compared to an mRNA-based COVID-19 vaccine

No hypersensitivity or anaphylaxis was observed in any arm of the LIBERTY study

Co-Primary Endpoints	Treatment Arm (% of Subjects)	Comparator Arm (% of Subjects)	P-value
Short Term (6 Days) Overall Safety and Tolerability *% of subjects experiencing any TEAE, ISR, or hypersensitivity for 6 days post-administration*	**VYD2311** (56.5%)	**COVID-19 Vaccine** (91.4%)	**p < 0.0001**
Short Term (6 Days) Systemic AEs *% of subjects experiencing systemic AEs solicited via e-diary for 6 days post-administration*	**VYD2311** (44.1%)	**COVID-19 Vaccine** (68.1%)	**p = 0.008**
Key Secondary Endpoint			
Long Term (56 Days) Overall Safety and Tolerability *% of subjects experiencing any TEAE, ISR, or hypersensitivity for 56 days post-administration*	**VYD2311** (60.9%)	**COVID-19 Vaccine** (91.4%)	**p < 0.0001**

TEAE: treatment-emergent adverse event; ISR: injection site reaction; AE: adverse event.
Note: mRNA vaccine COMIRNATY® (COVID-19 vaccine, mRNA) was utilized in the LIBERTY study.

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The addition of VYD2311 to an mRNA COVID-19 vaccine may improve the safety and tolerability of the mRNA COVID vaccine alone

Co-Primary Endpoints	Treatment Arm (% of Subjects)	Comparator Arm (% of Subjects)	P-value
Short Term (6 Days) Overall Safety and Tolerability *% of subjects experiencing any TEAE, ISR, or hypersensitivity for 6 days post-administration*	**Combo** (78.9%)	**COVID-19 Vaccine** (91.4%)	**p = 0.057**
Short Term (6 Days) Systemic AEs *% of subjects experiencing systemic AEs solicited via e-diary for 6 days post-administration*	**Combo** (50.0%)	**COVID-19 Vaccine** (68.1%)	**p = 0.023**
Key Secondary Endpoint			
Long Term (56 Days) Overall Safety and Tolerability *% of subjects experiencing any TEAE, ISR, or hypersensitivity for 56 days post-administration*	**Combo** (83.1%)	**COVID-19 Vaccine** (91.4%)	**p = 0.21**

TEAE: treatment-emergent adverse event; ISR: injection site reaction; AE: adverse event.
Note: mRNA vaccine COMIRNATY® (COVID-19 vaccine, mRNA) was utilized in the LIBERTY study.

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VYD2311 demonstrated benefit compared to mRNA COVID-19 vaccine across multiple endpoints VYD2311 mRNA COVID-19 Vaccine Combination Subjects with Event (%) Adverse Event Incidence by Arm: First 7 Days

Assessment of immunologic interference experimental design Clinical Sample from VYD2311 & COVID-19 Vaccine Combination Arm VYD2311 + anti-VYD2311 Complex (REMOVED) Vaccine-Induced Titers Only from Combination Sample for Comparison to Vaccine-Only Samples Add anti-VYD2311 Antibody & Perform Separation VYD2311 Anti-VYD2311 Antibody Vaccine-Induced Antibody

Combination delivery of VYD2311 and mRNA-based COVID vaccine appears to have no effect on vaccine-derived neutralizing response and to increase total titers *Both arms identically treated with VYD2311 depleting reagents.

VYD2311 exhibited more favorable safety and tolerability compared to the mRNA COVID-19 vaccine, supporting the potential for VYD2311 to offer a clinically meaningful advantage over the current standard-of-care No evidence of immunologic interference was observed between VYD2311 and mRNA COVID-19 vaccine, indicating no challenge to combination use if desired Upcoming DECLARATION data should further elaborate on safety and efficacy profile of VYD2311 Key takeaways & implications Co-administration of VYD2311 and mRNA COVID-19 vaccine produced several-fold higher total neutralizing titers than vaccine alone, with numerically lower TEAEs, suggesting the potential to use monoclonal antibody technology to improve the clinical profile of various vaccines agenda Executive Summary LIBERTY Topline Data Regulatory & Next Steps Q&A

Recall VYD2311 is simply the latest in a series of functionally identical, clinically-validated Invivyd monoclonal antibodies

Adintrevimab Fv
Bound to Wuhan (WT) RBD



EVADE

Phase 2/3 · PrEP cohort

71% Reduction

in risk of symptomatic COVID-19 at 90 days*

Pemivibart Fv
Bound to Omicron BA.5 RBD



CANOPY

Phase 3 · PrEP

94% Reduction

in risk of symptomatic COVID-19 at 90 days*

VYD2311 Fv
Bound to XEC RBD



DECLARATION

Phase 3 · PrEP

PENDING

*Figures provided represent relative risk reduction versus placebo in immunocompetent cohort.
RBD: Receptor binding domain; PrEP: Pre-exposure prophylaxis.

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Binding and neutralization across all Invivyd COVID antibodies is geometrically identical at the level x-ray crystallography Adintrevimab, Pemivibart, and VYD2311 Superimposed on Target: +/- 0.5A Each COVID mAb was minimally evolved to ensure the preservation of the clinically-validated biological interface between antibody and evolving virus The result is functionally identical antibodies with a consistent interface and mechanism This approach should minimize biological uncertainty and provide high confidence in clinical benefit across antibodies

We believe as a consequence that the resulting antiviral titers from our antibodies are highly reliable predictors of clinical protection The relationship between neutralizing titers and protection from symptomatic COVID-19 is now well established in two peer-reviewed correlate-of-protection analyses based off data from two RCTs Yalcin et al. Immune Correlates of Protection Model, CANOPY (2026) Schmidt et al. Science, EVADE (2023) RCT: Randomized Controlled Trial; sVNA: serum virus neutralizing antibody. Sources: Schmidt, et al. Sci Transl Med. 2023. DOI: 10.1126/scitranslmed.adg2783; Yalcin. Infect Dis Ther. 2026. Invivyd sVNA titers act as a direct, highly reliable predictor of clinical efficacy because our COVID antibodies preserve a constant physiologic interface and a consistent mechanism

We believe VYD2311 meets and exceeds the criteria for Accelerated Approval

Targets a Serious Condition & Unmet Need

- ✓ Fast Track designation for VYD2311 establishes the FDA's view that COVID is a serious condition with unmet medical need
- ✓ Excess severe outcomes and mortality persist across variant eras, despite high population immunity
- ✓ IC patients remain at high risk for severe complications, do not respond optimally to vaccines, and have no other options

Meaningful Advantage Over Available Therapy

- ✓ The LIBERTY data demonstrated a meaningful improvement in the safety and tolerability profile of VYD2311 compared to the Standard of Care
- ✓ IC patients fail to respond adequately to vaccination; following termination of PEMGARDA® EUA in June 2027, IC population will not have suitable COVID prevention options

Surrogate Endpoint Reasonably Likely to Predict Clinical Benefit

Requires an effect on a surrogate marker reasonably likely to predict clinical benefit, supported by at least <u>one</u> of the following criteria:

- ✓ **Pathophysiologic:** Assay measurement confirms the directly administered antibody actively neutralizes the virus
- ✓ **Therapeutic:** Four RCTs demonstrated relationship of sVNA titers to clinical benefit for mAbs with a shared epitope, geometry, interface, and assay
- ✓ **Epidemiologic:** Peer-reviewed publications statistically validate Invivyd sVNA titers as a predictor of clinical benefit

Confirmatory Trial Underway

- ✓ Any residual uncertainty as to the relation of VYD2311 titer to clinical benefit will be verified and described through the ongoing randomized, double-blind DECLARATION trial (n=2,386)
- ✓ DECLARATION trial planned as confirmatory study; ongoing, with blinded accumulated clinical events

IC: Immunocompromised; EUA: Emergency Use Authorization; sVNA: serum virus neutralizing antibody.
Sources: FDA. " Guidance Document: Accelerated Approval – Expedited Program for Serious Conditions" Published December 2024.

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Preparations underway for VYD2311 Accelerated Approval BLA submission Unblind and report the placebo-controlled safety and immunogenicity data from DECLARATION Move to submitting Biologics License Application (BLA) as soon as possible Continue commercial preparation for VYD2311 20 agenda Executive Summary LIBERTY Topline Data Regulatory & Next Steps Q&A

Q&A